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                                                                   Exhibit 99.1

                          TransTechnology Corporation
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                            As of December 29, 2002
                             (Dollars in millions)
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                                                                                  (Unaudited)        Pro Forma
                                                                               December 29, 2002    Adjustments        Pro Forma
                                                                               -----------------   --------------      ----------
Assets
Current assets:
     Cash and cash equivalents                                                  $     2,203         $    4,633          $   6,836
     Accounts receivable (net of allowance for doubtful accounts
        of $146 at December 29, 2002)                                                 8,308                  -              8,308
     Inventories                                                                     17,968                  -             17,968
     Prepaid expenses and other current assets                                        2,054                  -              2,054
     Income tax receivable                                                               83                  -                 83
     Deferred income taxes                                                            1,106                  -              1,106
     Assets held for sale                                                            33,712            (33,712)                 -
                                                                                ------------        -----------         ----------
        Total current assets                                                         65,434            (29,079)            36,355

Property, plant and equipment                                                        12,729                  -             12,729
     Less accumulated depreciation and amortization                                  10,325                  -             10,325
                                                                                ------------        -----------         ----------
        Property, plant and equipment - net                                           2,404                  0              2,404
                                                                                ------------        -----------         ----------

Other assets:
     Costs in excess of net assets of acquired businesses
        (net of $450 accumulated amortization)                                          402                  -                402
     Deferred income taxes                                                           31,682             (7,740)            23,942
     Other                                                                           14,603              1,800             16,403
                                                                                ------------        -----------         ----------
        Total other assets                                                           46,687             (5,940)            40,747
                                                                                ------------        -----------         ----------
        Total                                                                   $   114,525         $  (35,019)            79,506
                                                                                ============        ===========         ==========

Liabilities and Stockholders' Deficit
Current liabilities:
     Current portion of long-term debt                                          $     7,850         $   (7,850)         $       -
     Accounts payable  -  trade                                                       3,362                  -              3,362
     Accrued compensation                                                             2,362                  -              2,362
     Accrued income taxes                                                                 -                  -                  -
     Liabilities of discontinued operations                                           2,918             (2,918)                 -
     Other current liabilities                                                       12,666                  -             12,666
                                                                                ------------        -----------         ----------
        Total current liabilities                                                    29,158            (10,768)            18,390
                                                                                ------------        -----------         ----------
Long-term debt payable to banks and others                                           95,086            (41,046)            54,040
                                                                                ------------        -----------         ----------
Deferred income taxes                                                                   664                  -                664
                                                                                ------------        -----------         ----------
Other long-term liabilities                                                          15,153                  -             15,153
                                                                                ------------        -----------         ----------
Stockholders' deficit:
     Preferred stock  -  authorized, 300,000 shares;  none issued                          -                 -                 -
     Common stock  -  authorized, 14,700,000 shares of $.01 par value;
        issued 6,748,338 at December 29, 2002                                             67                 -                 67
     Additional paid-in capital                                                       73,830                 -             73,830
     Note receivable from officer                                                       (103)                -               (103)
     Accumulated deficit                                                             (89,898)           16,795            (73,103)
     Accumulated other comprehensive loss                                                  -                 -                  -
     Unearned compensation                                                              (248)                -               (248)
                                                                                -------------      ------------        -----------
                                                                                     (16,352)           16,795                443
     Less treasury stock, at cost - (555,826 shares at December 29, 2002)             (9,184)                -             (9,184)
                                                                                -------------      ------------        -----------
        Total stockholders' deficit                                                  (25,536)           16,795             (8,741)
                                                                                -------------      ------------        -----------
        Total                                                                   $    114,525       $   (35,019)        $   79,506
                                                                                =============      ============        ===========


See accompanying notes to Unaudited Pro Forma Consolidated Financial Information.
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